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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 1, 2005

                             -----------------------

                         MICROTEK MEDICAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           GEORGIA                            0-24866                        58-1746149
           -------                            -------                        ----------
(State or Other Jurisdiction         (Commission File Number)               (IRS Employer
      of Incorporation)                                                  Identification No.)

          13000 DEERFIELD PARKWAY, SUITE 300, ALPHARETTA, GEORGIA 30004
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (678) 896-4400


          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     As described in Item 5.02 below, Microtek Medical Holdings, Inc. ("Company") hired Mark J. Alvarez as the Chief Operating Officer of the Company effective August 1, 2005. In connection with the foregoing, the Company and Mr. Alvarez entered into an Employment Agreement effective as of August 1, 2005. The Employment Agreement has a term of 38 months, specifies a minimum annual base salary of $225,000, and contains restrictive covenants including covenants relating to the protection of confidential information and restricting competition against the Company. Mr. Alvarez was also granted a one time signing bonus of $10,000. Mr. Alvarez is also eligible for a bonus up to 50% of his annual base salary subject to the terms and conditions of the Annual Executive Performance Bonus Plan. The Employment Agreement is terminable by the Company or the employee with or without cause. In the event of the termination of the Employment Agreement by the Company without cause (as the term "cause" is defined in the Employment Agreement), Mr. Alvarez is generally entitled to severance equal to one year's salary and the Company will maintain in full force and effect at the Company's expense for the continued benefit of the employee and his dependents until the first anniversary of the date of such termination of employment (or, if earlier, upon the commencement date of equivalent benefits from a new employer) the Company's health and dental insurance benefits. In the event of any termination of the employee's employment within six months following a change of control (as defined) of the Company, other than a termination of employment as a result of death or disability or cause, the employee is entitled to the same benefits as payable in the event of a termination of employment by the Company without cause.

     The Company issued a press release publicly announcing the appointment of Mark J. Alvarez as the Company's Chief Operating Officer on the same day the Company filed this Current Report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Mark J. Alvarez was appointed Chief Operating Officer of the Company effective August 1, 2005. Prior to joining the Company and since 2002, Mr. Alvarez served as the President of Recall North America, a document management solutions company with 2,000 employees across 150 facilities in the U.S., Canada and Mexico. Prior to joining Recall North America, Mr. Alvarez served in progressively more senior positions with General Electric Company from 1983 to 2002, initially with GE Medical Systems and thereafter in more senior leadership positions within General Electric's Corporate Marketing and Sales group across all of the industrial and capital businesses of General Electric Company. Mr. Alvarez earned his B.A. from the University of Louisville and his M.B.A. from Illinois State University.

     A description of the Company's Employment Agreement with Mr. Alvarez is contained in Item 1.01 above.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.

         Not applicable

     (b) Pro Forma Financial Information.

         Not applicable

     (c) Exhibits.

         Exhibit Number       Description
         --------------       -----------

               10.1 Employment Agreement effective as of August 1, 2005 with Mark Alvarez

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MICROTEK MEDICAL HOLDINGS, INC.



Date: August 4, 2005                        By: /s/ Dan R. Lee
                                                --------------------------------
                                                Dan R. Lee
                                                Chairman, President and Chief
                                                Executive Officer

                                  EXHIBIT INDEX



         Exhibit Number       Description
         --------------       -----------

               10.1 Employment Agreement effective as of August 1, 2005 with Mark Alvarez